UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 27, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-43129	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500, New York, NY	10151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 212-5075

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Common Stock, $0.0001 par value	SHAZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information contained below in Item 5.02 related to the Employment Agreement (as defined below) is hereby incorporated by reference into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On August 27, 2026, SharonAI Holdings Inc. (the “Company”) announced that its Board of Directors (the “Board”) appointed David Burns, age 60, as Chief Operating Officer of the Company, effective as of September 7, 2026 (the “Effective Date”). Mr. Burns will succeed Andrew Leece, who is transitioning into the role of Head of Strategic Partnerships in order to provide founder-level sponsorship across the Company’s most important customer, data center and strategic relationships.

In connection with his appointment, on August 26, 2026, Mr. Burns entered into an employment agreement with the Company’s subsidiary, SharonAI Pty Ltd, and the Company as a guarantor of the agreement, pursuant to which Mr. Burns will serve as Chief Operating Officer of the Company (the “Employment Agreement”) commencing September 7, 2026. Pursuant to the Employment Agreement, Mr. Burns will receive (i) an annual base salary of AUD$550,000 (which is the USD equivalent of approximately US$395,000 based on an exchange rate of AUD/US $0.7185), which may be increased from time to time at the discretion of the Company, (ii) eligibility to receive an annual short-term incentive award of up to 150% of his base salary, payable in cash and/or restricted stock units, at the discretion of the Company, and (iii) eligibility to receive an annual long-term incentive award of up to 150% of his base salary, issuable in restricted stock units, at the discretion of the Company.

Mr. Burns will also be entitled to vacation, sick and holiday pay in accordance with the Company’s policies established and in effect from time to time. The Employment Agreement is for an indefinite term, subject to an initial probationary period of six months. Either party may terminate the Employment Agreement by providing three months’ written notice (or, in the case of the Company, payment in lieu of such notice). The Company may also terminate the Employment Agreement immediately without notice for cause, including for serious misconduct, material breach or other grounds specified therein. During the probationary period, either party may terminate the Employment Agreement by providing one week’s written notice (or, in the case of the Company, payment of one week’s wages in lieu of notice). Upon the termination of Mr. Burns’s employment, Mr. Burns will be entitled to receive accrued but unpaid salary, superannuation contributions and any accrued but unused annual leave entitlements, in each case less applicable tax withholdings. The Employment Agreement also contains customary provisions relating to confidentiality, intellectual property assignment, post-termination restraints and non-compete obligations.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Prior to joining the Company, since 2024 Mr. Burns served as Principal of David Burns Advisory & Thinkingcubed, where he advised enterprise clients and private equity firms on acquisitions, organizational transformation, leadership and strategic customer priorities, and served as an active investor in Humanico, a workforce-intelligence software business. From 2020 to 2024, Mr. Burns served as Group Executive, Telstra Enterprise at Telstra Corporation Limited (“Telstra”), a telecommunications company, where he led Telstra’s Australian B2B business and international portfolio. From 2018 to 2020, Mr. Burns served as Group Executive, Global Business Services at Telstra, where he founded and led Telstra’s Global Business Services function as part of the company’s T22 transformation. From 2017 to 2018, Mr. Burns served as Group Managing Director, Global Services & International at Telstra, where he led Telstra’s Global Services and International businesses. From 2012 to 2017, Mr. Burns held senior leadership roles at Telstra, including establishing and leading Telstra’s Network Applications and Services business and serving as Acting Group Executive, Enterprise & International Business. Prior to Telstra, from 1990 to 2012, Mr. Burns held senior leadership roles over more than 20 years with International Business Machines Corporation (“IBM”) across Australia, the United States, Japan and the United Kingdom, including as General Manager of Global Technology Services for IBM UK & Ireland, Managing Director of the IBM Telstra account, and General Manager of Global Technology Services for Australia and New Zealand.

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There are no family relationships between Mr. Burns and any of our directors or executive officers. Except as set forth herein, there is no arrangement or understanding between Mr. Burns and any other persons pursuant to which Mr. Burns was appointed Chief Operating Officer of the Company. There are no related party transactions involving Mr. Burns that are reportable under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On August 27, 2026, the Company issued a press release announcing the appointment of Mr. Burns as the Company’s Chief Operating Officer. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Employment Agreement, dated August 26, 2026, by and among SharonAI Pty Ltd, SharonAI Holdings Inc. and David Burns
99.1	Press Release dated August 27, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report and its exhibits that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s reports and filings made with the SEC. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS INC.

	By:	/s/ James Manning
	Name:	James Manning
	Title:	Chief Executive Officer

Date: August 27, 2026

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